As filed with the Securities and Exchange Commission on May 21, 1999

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                                                         Investment Company
                                                     Act File no. 811-09243
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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM N-2

                      REGISTRATION STATEMENT UNDER THE
                           INVESTMENT COMPANY ACT

                              Amendment No. __

                          The Gabelli Utility Fund
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             (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York  10580
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            (Address of Principal Executive Offices) (Zip code)

    (Registrant's telephone number, including area code)  (914) 921-5070

                              Bruce N. Alpert
                          The Gabelli Utility Fund
                            One Corporate Center
                            Rye, New York  10580
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                  (Name and Address of Agent for Service)
                               _____________

                                 Copies to:

   James E. McKee, Esq.                      Richard T. Prins, Esq.
 The Gabelli Utility Fund           Skadden, Arps, Slate, Meager & Flom LLP
   One Corporate Center                         919 Third Avenue
   Rye, New York  10580                    New York, New York  10022

 PART A - INFORMATION REQUIRED IN A PROSPECTUS

 Item 1.   Outside Front Cover
           -------------------
           Not applicable.

 Item 2.   Inside Front Cover and Outside Back Cover Page
           ----------------------------------------------
           Not applicable.

 Item 3.   Fee Table and Synopsis
           ----------------------
           Item 3.1.  Fee Table.

           The following table sets forth certain fees and estimated expenses of The Gabelli Utility Fund (the "Registrant").

                         TABLE OF FEES AND EXPENSES

                                                                   Registrant
 SHAREHOLDER TRANSACTION EXPENSES
 --------------------------------
 Automatic Dividend Reinvestment and Voluntary
 Cash Purchase Plan Fees . . . . . . . . . . . . . . . . . . .        (1)

 ANNUAL OPERATING EXPENSES (as a percentage of net assets attributable to common shares)

 Management Fees . . . . . . . . . . . . . . . . . . . . . . .       1.00%

 Other Expenses (2)  . . . . . . . . . . . . . . . . . . . . .       0.75%
                                                                     -----
       Total Annual Operating Expenses . . . . . . . . . . . .       1.75%
                                                                     -----

 (1) Shareholders participating in the Registrant's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 per transaction to purchase shares and $2.50 per transaction to sell shares. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in Item 10.

 (2) "Other expenses" are based on estimated amounts for the first full fiscal year for the Registrant.

 EXAMPLE
 -------
           The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Registrant. These amounts are based upon payment by the Registrant of expenses at levels set forth in the above table.

           You would pay the following expenses on a $1,000 investment, assuming a 5% annual return: (3)

               1 YEAR    3 YEARS   5 YEARS   10 YEARS
               ------    -------   -------   --------

                 $18        $55      $95       $206

           The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Registrant will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the common shares of beneficial interest of the Registrant (the "Common Stock"). Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

           The Registrant is a newly-formed entity with no operating history. As such, expenses are estimated based on the anticipated size of the Registrant as of the date of this Proxy Statement/Prospectus.


-------------------------------
 (3)  Amounts are exclusive of fees discussed in Note (1) above.


           Item 3.2.  Synopsis.

           Not applicable.

 Item 4.   Financial Highlights
           --------------------
           Not applicable.

 Item 5.   Plan of Distribution
           --------------------
           Not applicable.

 Item 6.   Selling Shareholders
           --------------------
           Not applicable.

 Item 7.   Use of Proceeds
           ---------------
           Not applicable.

 Item 8.   General Description of the Registrant
           -------------------------------------
           Item 8.1.  General.

           The Registrant is a non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Registrant was organized under the laws of the State of Delaware on February 25, 1999.

           Item 8.2.  Investment Objectives and Policies.

           The primary objective of the Registrant is long-term growth of capital and income, which the Registrant attempts to achieve by investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas and water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. The Registrant may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Registrant will be better able to achieve its investment objective through investments in such securities or when the Registrant is temporarily in a defensive position. The remaining 35% of its assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Morever, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Registrant may temporarily be primarily invested in money market instruments.

           The companies in which the Registrant may invest are those that are engaged to a substantial extent in providing products, services or equipment anywhere in the world relating to the generation or distribution of electricity, gas, water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Although many of these companies traditionally pay above average dividends, the Registrant intends to focus on those companies whose securities have the potential to increase in value. The Registrant's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Registrant emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Registrant intends to position itself to take advantage of trends in consolidation.

      Under normal circumstances the Registrant may invest in securities of issuers located in countries other than the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Registrant to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Registrant's investment objectives and policies, see "Investment Objectives and Policies" in Item 17 and "Risk Factors" in Item 8.3.

           Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1434 (the "Investment Adviser") will serve as investment adviser to the Registrant.

           Item 8.3.  Risk Factors.

           INDUSTRY RISKS. The Registrant will invest a significant portion of its assets in particular types of companies, and, as a result, the value of the Registrant's shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses and high interest costs such as borrowings needed for capital construction programs, including compliance with environmental regulations.

           Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment for its clients. These limitations may unfavorably restrict the ability of the Registrant to make certain investments.

           In addition, deregulation of the utility industry could have a positive or negative impact on the Registrant's shares. The Investment Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well.

           LONG-TERM OBJECTIVE. The Registrant is intended for investors seeking long-term capital growth and income. The Registrant is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Registrant should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Transaction.

           NON-DIVERSIFIED STATUS. The Registrant is classified as a "non-diversified" investment company under the 1940 Act, which means that the Registrant is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Registrant intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve it of any liability for federal income tax if all of its earnings are distributed to shareholders. See "Tax Status" in Item 22. To so qualify, among other requirements, the Registrant will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) at least 50% of the market value of its assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of its assets and not greater than 10% of the outstanding voting securities of such issuer. The investments of the Registrant in U.S. Government Securities are not subject to these limitations. Because the Registrant, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Registrant may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

           MARKET VALUE AND NET ASSET VALUE. The Registrant is a newly organized, non-diversified, closed-end management investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from net asset value. The characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Registrant's net asset value will decrease. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Registrant's shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Registrant on the New York Stock Exchange or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

           LOWER RATED SECURITIES. The Registrant may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, Inc., or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

           FOREIGN SECURITIES. There is no limitation on the amount of foreign securities in which the Registrant may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Registrant to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

           Among the foreign securities in which the Registrant may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Registrant may also invest in debt securities of foreign governments.

           For a further description of lower rated securities and the risks
 associated therewith, see "Investment Objectives and Policies   Lower Rated
 Securities" in Item 17.

           RISKS TO HOLDERS OF COMMON STOCK OF ISSUANCE OF SENIOR SECURITIES. As provided in the 1940 Act and subject to certain exceptions, the Registrant may issue debt or preferred stock so long as the Utility Fund's total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 20% of the sum of the amount of the debt outstanding. Such debt or preferred stock may be convertible in accordance with Securities and Exchange Commission ("SEC") guidelines which may permit the registrant to obtain leverage at attractive rates. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on the common shares means that dividends on the common shares from earnings may be reduced or eliminated.

           The mandatory requirements of the 1940 Act could also pose certain risks for the holders of Common Stock in the same circumstances.
 If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, the Registrant would be unable to pay dividends on its common shares. Although an inability to pay dividends on the common shares could conceivably cause a fund to lose its special federal income tax status, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Registrant maintains the necessary asset coverage.

           The class voting rights of preferred shares could make it more difficult for the Registrant to take certain actions that may, in the future, be proposed by the Board and/or the holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Registrant's securities if such actions would be adverse to the preferred shares, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.

           Preferred shares will be issued only if the Board of the Registrant determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Registrant and its shareholders. The circumstances that the Board will consider before issuing preferred shares, include not only the dividend rate on the preferred shares in comparison to the historical performance of the Registrant but also such matters as the terms on which the Registrant can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the Registrant to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.

           The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of the common shares upon conversion. Such income dilution would occur if the Registrant could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.

           TEMPORARY INVESTMENTS. During temporary defensive periods and during inopportune periods to be fully invested the Registrant may invest in U.S. Government Securities and in money market mutual funds not affiliated with the Investment Adviser that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

           Item 8.4.  Other Policies.

           The Registrant is permitted to invest in securities subject to reorganization, repurchase agreements, options and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis and the Registrant may make short sales of securities. See Item 17, "Investment Objectives and Policies," for a discussion of these investments and techniques and the risks associated with them.

           Item 8.5.  Share Price Data.

           Not applicable. The Registrant's shares have been authorized for listing on the New York Stock Exchange upon notice of issuance of such shares.

           Item 8.6.  Business Development Companies.

           Not applicable.

 Item 9.   Management

           Item 9.1.  General.

           (a) BOARD OF TRUSTEES. Overall responsibility for management and supervision of the Registrant rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Registrant and the companies that furnish the Registrant with services, including agreements with the Investment Adviser, the Registrant's custodian and the Registrant's transfer agent. The day-to-day operations of the Registrant are delegated to the Investment Adviser.

           (b) INVESTMENT ADVISER. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc. which was organized in 1980. As of December 31, 1998, the Investment Adviser and its affiliates act as registered investment advisers to 13 management investment companies with aggregate net assets of $7.2 billion. The Investment Adviser, together with other affiliated investment advisers, has assets under management totaling $16.2 billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, having aggregate assets of $8.0 billion under management as of December 31, 1998. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for the Treasurer's Funds and separate accounts having aggregate assets under management of $1.5 billion. The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns 80% of the capital stock of Gabelli Asset Management Inc. There is no contract of employment between the Investment Adviser and Mr. Gabelli, although, Mr. Gabelli has entered into a three year employment agreement with Gabelli Asset Management Inc., the parent company of the Investment Adviser. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

           (c) PORTFOLIO MANAGEMENT. Mario J. Gabelli will be the leader of a team which will manage the Registrant's assets. For a list of Mr. Gabelli's other affiliations, see "Trustees and Officers" in Item 18.

           (d) ADMINISTRATOR. The Investment Adviser has entered into sub-administration agreement with First Data Investor Services Group Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Registrant operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .10% of the first $1.0 billion of the aggregate average net assets of the Registrant and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .08% of the aggregate average net assets exceeding $1.0 billion, .03% of the aggregate average net assets in excess of $1.5 billion and .02% of the aggregate net assets in excess of $3.0 billion (with a minium annual fee of $30,000 per portfolio), which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangements on 60 days written notice. The Sub-Administrator has its principal office at 101 Federal Street, Boston, MA 02110.

           (e)  EXPENSES.   For purposes of the calculation of the fees
 payable to the Investment Adviser by the Registrant, average weekly net assets of the Registrant are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

           The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Registrant and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Registrant, as well as the fees of all trustees of the Registrant who are affiliated with the Investment Adviser. The Registrant pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Registrant.

           (f) AFFILIATED BROKERAGE. Subject to policies established by the Board of Trustees of the Registrant, the Investment Adviser is responsible for placing purchase and sales orders and the allocation of brokerage on behalf of the Registrant. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Registrant. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Registrant's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Registrant a rate at least as favorable as that charged to comparable unaffiliated customers in similar transactions. The Registrant has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Registrant, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Registrant does not necessarily pay the lowest commission available.

           Item 9.2.  Non-Resident Managers.

           Not applicable.

 Item 10.  Capital Stock, Long-Term Debt and Other Securities

           Item 10.1.  Capital Stock.

           The Registrant is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Registrant has authorized issuance of an unlimited number of shares of two classes, the Common Stock and preferred stock. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

           DISTRIBUTION POLICY. The Registrant intends to file an exemptive application with the SEC requesting an order of exemption from Section 19(b) of the 1940 Act enabling it to distribute to shareholders substantially all of its net investment income monthly and capital gains quarterly or more frequently. The Registrant intends to adopt a fixed dividend policy, at a rate to be determined. The dividend policy of the Registrant may be modified from time to time by the Registrant's Board of Trustees. As a regulated investment company under the Code, the Registrant will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.

           REPURCHASE OF SHARES. The Registrant is a closed-end, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Registrant, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Registrant's shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees of the Registrant may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Registrant may repurchase its shares on a securities exchange (provided that the Registrant has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Registrant.

           When the Registrant repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.

           DETERMINATION OF NET ASSET VALUE. The net asset value of the Registrant's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

           Portfolio instruments of the Registrant which are traded in a market subject to government regulation on which trades are reported contemporaneously will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. The Registrant may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments.

           Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

           AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN. Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Registrant ( the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

           Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Registrant valued at market price. If the Registrant should declare a dividend or capital gains distribution payable only in cash, State Street will buy the Registrant's Common Stock for the Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Registrant to issue shares at net asset value if, following the commencement of such purchases, the market value of its Common Stock exceeds net asset value.

           Participants in the Plan have the option of making additional cash payments to State Street, twice per month for the Registrant, for investment in the shares. Such payments may be made in any amount from $250 to $10,000. State Street will use all funds received from participants to purchase shares of the Registrant in the open market on the 1st and 15th of each month. It is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

           State Street maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. A Plan participant may send his share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's shareholder account under the Plan.

           In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

           There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. State Street's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Registrant. There are no brokerage charges with respect to shares issued directly by the Registrant as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

           With respect to purchases from voluntary cash payments, State Street will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as State Street will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

           The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

           Experience under the Plan may indicate that changes are desirable. Accordingly, the Registrant reserves the right to amend or terminate its respective Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. Each Plan also may be amended or terminated by State Street on at least 90 days' written notice to the respective participants in such Plan. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200.

           CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS OF THE REGISTRANT. The Registrant presently has provisions in its Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the fund, (ii) the Registrant's freedom to engage in certain transactions, or (iii) the ability of the Registrant's trustees or shareholders to amend the Governing Documents or effectuate changes in the Registrant's management. These provisions of the Governing Documents of the Registrant may be regarded as "anti-takeover" provisions. The Board of Trustees of the Registrant is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Registrant's trustees expires each year, one class of the Registrant's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Registrant to change the majority of trustees. See "Trustees and Officers" in Item 18. A trustee of the Registrant may be removed with or without cause by 662/3% of the votes entitled to be cast for the election of such trustees. This voting requirement also applies to mergers into or a sale of all or substantially all of the Registrant's assets to an open-end fund (or other closed-end fund that does not have minority shareholder protections against conversion to open-end status) and is 75% of its outstanding voting shares and, if the Registrant issues preferred stock, a majority of the outstanding shares of preferred stock or, if less, 662/3% of the preferred stock voting on such matter if a majority of such shares are present and voting. In addition, 80% of the holders of the outstanding voting securities of the Registrant voting as a class is generally required in order to authorize any of the following transactions:

           (i) merger or consolidation of the Registrant with or into any other corporation;

           (ii) issuance of any securities of the Registrant to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Registrant to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

           (iv) sale, lease or exchange to the Registrant, in exchange for securities of the Registrant, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

           (v) the purchase of the Registrant's Common Stock by the Registrant from any other person or entity;

 if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Registrant. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Registrant, on file with the SEC, for the full text of these provisions.

           The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Registrant of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Registrant in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

           LIMITATION OF OFFICERS' AND TRUSTEES' LIABILITY. The Governing Documents of the Registrant provide that the Registrant will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Registrant, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Registrant protects or indemnifies a trustee, officer, employee or agent of the Registrant against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

           Item 10.2.  Long-Term Debt.

           Not applicable. The Registrant has not issued any long-term debt.

           Item 10.3.  General.

           The Registrant has authorized the issuance of preferred stock as described in Item 10.1.

           Item 10.4.  Taxes.

           The following is a summary of the material federal tax considerations affecting the Registrant and its shareholders; see Item 22, "Tax Status," for a further discussion. In addition to the considerations described below and in Item 22, which are applicable to any investment in the Registrant, there may be other federal, state, local or foreign tax considerations applicable to particular investors. Prospective shareholders are urged to consult their tax advisors with respect to the consequences to them of an investment in the Registrant.

           The Registrant intends to elect and qualify to be treated as a regulated investment company under the Code. Accordingly, if the Registrant continues to qualify and distributes each year, in a timely manner, at least 90% of its "investment company taxable income" as defined in the Code (in general, taxable income excluding long-term capital gains), then the Registrant will not be subject to federal income tax on the portion of the taxable income and gain it distributes to its shareholders. The Registrant will be subject to tax at regular corporate rates on any undistributed ordinary income or net capital gain. In addition, if the Registrant distributes, in a timely manner (or treats as "deemed distributed" as described below), 98% of its net capital gain income for each one year period ending on October 31 (or December 31, if so elected by the Registrant), and distributes 98% of its investment company taxable income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income. The Registrant intends to make such distributions as are necessary to avoid the application of this excise tax.

           For any period in which the Registrant qualifies as a regulated investment company, distributions to shareholders of ordinary income and any distributions of net short-term capital gains generally will be taxable to shareholders as ordinary income (and not as short-term capital gains) to the extent such distribution is out of the Registrant's current and accumulated earning and profits, whether paid in cash or reinvested in the shares of the Registrant. Distributions by the Registrant of net long-term capital gains (designated by the Registrant as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder's holding period in its shares.

           Dividends received by a corporate shareholder from the Registrant will generally qualify for the federal dividends-received deduction for domestic corporate shareholders to the extent the dividends do not exceed such shareholder's pro rata portion of the aggregate amount of dividends received by the Registrant from qualified domestic corporations for the taxable year. Capital gain dividends will not qualify for a dividend-received deduction. Furthermore, if securities are held by the Registrant
 (i) for less than 46 days (90 days in the case of certain preferred stock),
 (ii) are "debt-financed" (generally, acquired with borrowed funds), or
 (iii) are subject to certain forms of hedges, the portion of the dividends, paid by the Registrant to its shareholders, that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

           CAPITAL GAIN DISTRIBUTIONS. To the extent that the Registrant retains any net long-term capital gains, the Registrant may designate such gains as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Registrant's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Registrant. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Qualified pension and profit sharing funds, certain trusts and other organizations or persons not subject to federal income tax on capital gains and certain non-resident alien individuals and foreign corporations would be entitled to a refund of their pro rata share of such taxes paid by the Registrant upon filing appropriate returns or claims for refund with the proper tax authorities.

           Item 10.5.  Outstanding Securities.

      Set forth below is information with respect to the Common Stock as of May 21, 1999.

                          Amount Held by Company           Amount
 Amount Authorized        or for Its Own Account         Outstanding
 -----------------        ----------------------         -----------

      unlimited                  0 shares               10,000 shares

           Item 10.6.  Securities Ratings

           Not applicable.

 Item 11.  Defaults and Arrears on Senior Securities
           -----------------------------------------
           Item 11.1.

           Not applicable. No issue of capital stock of the Registrant is in arrears as to the payment of dividends.

           Item 11.2.

           Not applicable. The Registrant has not issued any long-term debt.

 Item 12.  Legal Proceedings
           -----------------
           To the knowledge of the Registrant, there are no material pending legal proceedings, as that term is defined in the instructions to this item, to which the Registrant or Investment Adviser is a party.

 Item 13.  Table of Contents of the Statement of Additional Information
           ------------------------------------------------------------
           Not applicable.


 PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 Item 14.  Cover Page
           ----------
           Not applicable.

 Item 15.  Table Of Contents
           -----------------
           Not applicable.

 Item 16.  General Information and History
           -------------------------------
           Not applicable.

 Item 17. Investment Objectives and Policies
          ----------------------------------

           INVESTMENT OBJECTIVES AND POLICIES. The primary objective of the Registrant is long-term growth of capital and income, which the Registrant attempts to achieve by investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas and water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. The Registrant may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Registrant will be better able to achieve its investment objective through investments in such securities or when the Registrant is temporarily in a defensive position. The remaining 35% of its assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Morever, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Registrant may temporarily be primarily invested in money market instruments.

           The companies in which the Registrant may invest are those that are engaged to a substantial extent in providing products, services or equipment anywhere in the world relating to the generation or distribution of electricity, gas, water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Although many of these companies traditionally pay above average dividends, the Registrant intends to focus on those companies whose securities have the potential to increase in value. The Registrant's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Registrant emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Registrant intends to position itself to take advantage of trends in consolidation.

      Under normal circumstances the Registrant may invest in securities of issuers located in countries other than the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Registrant to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Registrant's investment objectives and policies, see "Risk Factors" in Item 8.3.

           INVESTMENT METHODOLOGY. In selecting securities for the Registrant, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Registrant as to issuers. The Investment Adviser's investment philosophy with respect to debt and equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the
 Investment Adviser looks for a catalyst   something in the company's
 industry or indigenous to the company or country itself that will surface additional value.

           OTHER INVESTMENT PRACTICES. The Registrant is permitted to invest in securities subject to reorganization, options and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities including on a "when issued" and or "delayed delivery" basis and make short sales of securities.

           SECURITIES SUBJECT TO REORGANIZATION. The Registrant may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

           In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Registrant, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

           TEMPORARY INVESTMENTS. Although under normal market conditions at least 65% of the Registrant's assets will consist of common stock and other securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Registrant may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Registrant may invest are obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Registrant may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Registrant are subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in Item 17. As a shareholder in a mutual fund, the Registrant will bear its ratable share of the its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See Item 20, "Investment Advisory and Other Services."

           LOWER RATED SECURITIES. The Registrant may invest up to 25%, of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

           Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economics conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

           In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Registrant to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Registrant to purchase and may also have the effect of limiting the ability of the Registrant to sell securities at their fair value to respond to changes in the economy or the financial markets.

           Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Registrant may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Registrant may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

           The Registrant may invest in securities of issuers in default within their limitations on the purchase of fixed-income securities. The Registrant will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Registrant bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

           In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Registrant, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

           Subsequent to its purchase by the Registrant, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue or reflect subsequent events on a timely basis. None of these events will require the sale of the securities by the Registrant, although the Investment Adviser will consider these events in determining whether the Registrant should continue to hold the securities.

           Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Registrant. If an issuer exercises these rights during periods of declining interest rates, the Registrant may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Registrant.

           The market for certain lower rated and comparable unrated securities several years ago experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

           OPTIONS. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

           A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Registrant holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Registrant in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Registrant maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

           If the Registrant has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Registrant will be unable to effect a closing purchase transaction. Similarly, if the Registrant is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Registrant so desires.

           The Registrant will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Registrant will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

           An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Registrant will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Registrant would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Registrant, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

           In addition to options on individual securities, the Registrant may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Registrant is obligated, in return for the premium received, to make delivery of this amount. The Registrant may offset its position in stock index options prior to expiration by entering into an closing transaction on an exchange or it may let the option expire unexercised.

           The Registrant also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Registrant to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

           Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Registrant will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

           Price movements in the portfolio of the Registrant are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The SEC considers over-the-counter options such as options on indexes illiquid securities.

           Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Registrant's writing of put and call options, there can be no assurance that the Registrant will succeed in any option-writing program it undertakes.

           FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Registrant will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Registrant do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Registrant solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Registrant. In this regard, the Registrant may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited U.S. Government securities.

           A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

           No consideration will be paid or received by the Registrant upon the purchase or sale of a futures contract. Initially, the Registrant will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Registrant may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

           An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures on contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Registrant.

           Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Registrant due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

           In the event the Registrant sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Registrant to collateralize the positions, in order for the Registrant to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Registrant may establish a segregated account (not with a futures commission merchant or broker) with cash obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

           FORWARD CURRENCY TRANSACTIONS. The Registrant may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Registrant enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Registrant, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Registrant will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

           The dealings of the Registrant in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Registrant accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Registrant also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

           In hedging a specific transaction, the Registrant may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriated by the Investment Adviser. The amount the Registrant may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

           The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Registrant will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

           WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Registrant may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Registrant may sell the security before the settlement date if it is deemed advisable.

           Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Registrant prior to the settlement date. The Registrant will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

           SHORT SALES. The Registrant may make short sales of securities. A short sale is a transaction in which the Registrant sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Registrant's total assets or 5% of such issuer's voting securities. The Registrant also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Registrant's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Registrant may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Registrant owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

           The Registrant expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

           When the Registrant makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Registrant may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

           The Registrant's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Registrant will also be required to deposit similar collateral with its custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), and, to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short of 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Registrant on such security, the Registrant may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Registrant replaces the borrowed security, the Registrant will incur a loss; conversely, if the price declines, the Registrant will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Registrant's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

           To secure its obligations to deliver the securities sold short, the Registrant will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Registrant may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Registrant, because the Registrant may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

           REPURCHASE AGREEMENTS. The Registrant may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. The Registrant will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Registrant would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Registrant to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Registrant collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to all times to the total amount of the repurchase obligation, including interest. The Registrant bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Registrant is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Registrant, reviews the creditworthiness of those banks and dealers with which the Registrant enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

           LEVERAGING. As provided in the 1940 Act and subject to certain exceptions, the Registrant may issue debt or preferred stock so long as the Registrant's total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Registrant to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of common stock of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of common stock. These two risks would generally make the Registrant's total return to holders of common stock more volatile. In addition, the Registrant may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

           A decline in net asset value could affect the ability of the Registrant to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Registrant ceasing to qualify as a regulated investment company under the Code. See "Tax Status" in Item 22. Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Registrant may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.

           INVESTMENT RESTRICTIONS. The Registrant operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Registrant. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Registrant may not:

           1. invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the utility industry as described in Item 8.2. This restriction does not apply to investments in U.S. Government Securities.

           2. purchase or sell commodities or commodity contracts except that the Registrant may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Registrant do not exceed 50% of the market value of its total assets. The Registrant may not purchase or sell real estate, provided that the Registrant may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

           3. make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Registrant reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Trustees of the Registrant. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

           4. borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Registrant have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

           5. issue senior securities, except to the extent permitted by applicable law.

           6. underwrite securities of other issuers except insofar as the Registrant may be deemed an underwriter under the Securities Act 1933 (the "1933 Act") in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Registrant that are to be distributed pro rata as a dividend to its shareholders.

           PORTFOLIO TURNOVER. It is not expected that the annual portfolio turnover rate for the Registrant will exceed 100%. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less.
 A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Registrant and its shareholders, as applicable.

 Item 18.  Management

           TRUSTEES AND OFFICERS. The names and business addresses of the trustees and principal officers of the Registrant are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Registrant, as defined by the 1940 Act, are indicated by an asterisk.

      Name (and Age) and            Position with the Registrant and Principal
      Business Address              Occupation During Past Five Years
      ------------------            ------------------------------------------

 Dr. Thomas E. Bratter (60)         Trustee of the Registrant. Director,
 One Corporate Center               President and Founder, The John Dewey
 Rye, NY  10580-1434                Academy (residential college
                                    preparatory therapeutic high school).
                                    (10)(15)

 Bill Callaghan (54)                Trustee of the Registrant. President of
 One Corporate Center               Bill Callaghan Associates Ltd., an
 Rye, NY  10580-1434                executive search company. (3)(10)(15)

 Felix J. Christiana (73)           Trustee of the Registrant. Retired;
 One Corporate Center               formerly Senior Vice President of
 Rye, NY  10580-1434                Dollar Dry Dock Savings Bank.
                                    (1)(2)(3)(4)(5)(8)(10)(13)(15)

 Anthony J. Colavita (62 )          President and Attorney at law in the
 One Corporate Center               law firm of Anthony J. Colavita, P.C.
 Rye, NY  10580-1434                since 1961.
                                    (1)(2)(3)(4)(6)(7)(8)(9)(11)(12)(13)
                                    (14)(15)

 James P. Conn (61)                 Trustee of the Registrant. Former
 One Corporate Center               Managing Director and Chief Investment
 Rye, New York 10580-1434           Officer of Financial Security Assurance
                                    Holdings Ltd., 1992-1998; Director of
                                    Meditrust Corporation (real estate
                                    investment trust); Director of First
                                    Republic Bank. (1)(2)(10)(14)(15)

Vincent D. Enright  (55)            Trustee of the Registrant. Former
One Corporate Center                Senior Vice President and Chief
Rye, NY  10580-1434                 Financial Officer of KeySpan Energy
                                    Corporation through 1998. (5)(6)(7)

Frank J. Fahrenkopf, Jr. (59)       Trustee of the Registrant. President
One Corporate Center                and CEO of the American Gaming
Rye, New York 10508-1434            Association since June 1995; Partner of
                                    Hogan & Hartson; Chairman of
                                    International Trade Practice Group.
                                    Co-Chairman of the Commission on
                                    Presidential Debates; former Chairman
                                    of the Republican National Committee.
                                    (15)

*Mario J. Gabelli (56)              Chairman of the Board, President and
One Corporate Center                Chief Investment Officer of the
Rye, New York 10580-1434            Registrant. Chairman of the Board,
                                    Chief Executive Officer of Gabelli
                                    Asset Management Inc. and Chief
                                    Investment Officer of the Investment
                                    Adviser and GAMCO Investors, Inc;
                                    Chairman of the Board and Chief
                                    Executive Officer of Lynch corporation
                                    (diversified manufacturing and
                                    communications services company);
                                    Director of East/West Communications
                                    Inc.
                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(15)

*John D. Gabelli (53)               Trustee of the Registrant, Senior Vice
One Corporate Center                President of Gabelli & Company and
Rye, New York  10580-1434           Director of Gabelli Advisers, Inc.
                                    (1)(2)(5)(8)

*Karl Otto POEhl (69)               Trustee of the Registrant. Member of
One Corporate Center                the Shareholder Committee of Sal.
Rye, New York 10580-1434            Oppenheim Jr. & Cie (private investment
                                    bank); Board Member of TrizecHahn
                                    Corporation (real estate company) and
                                    Zurich Versicherungs-Gesellschaft
                                    (Insurance company); Director of
                                    Gabelli Asset Management Inc. Former
                                    President of the Deutsche Bundesbank
                                    and Chairman of its Central Bank
                                    Council from 1980 through 1991.
                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
                                    (13)(14)(15)

Anthony R. Pustorino (73)           Trustee of the Registrant. Certified
One Corporate Center                Public Accountant, Professor of
Rye, New York 10580-1434            Accounting, Pace University, since
                                    1965. (1)(2)(3) (4)(5)(10)(11)(13)(15)

*Salvatore J. Zizza (53)            Trustee of the Registrant; Adviser to
One Corporate Center                The Gabelli Growth Fund; Chairman of
Rye, New York 10580-1434            The Bethlehem Corp.; Board Member of
                                    Hollis Eden Pharmaceuticals; Former
                                    Executive Vice President of FMG Group
                                    (a healthcare provider); Former
                                    President and Chief Executive Officer
                                    of the Lehigh Group Inc. (an electrical
                                    supply wholesaler); Former Chairman of
                                    the Executive Committee and Director of
                                    Binnings Building Products, Inc.;
                                    (1)(4)(10)(15)

Bruce N. Alpert (47)                Vice President and Treasurer of the
One Corporate Center                Registrant. Executive Vice President
Rye, New York 10580-1434            and Chief Operating Officer of the
                                    Investment Adviser since June 1988;
                                    Director and President of Gabelli
                                    Advisers, Inc.; Officer of all other
                                    registered investment companies advised
                                    by the Investment Adviser; Vice
                                    President of The Treasurer's Fund Inc.;
                                    Vice President of Gabelli Westwood
                                    Funds.

James E. McKee (36)                 Secretary of the Registrant. Vice
One Corporate Center                President, General Counsel and
Rye, New York 10580-1434            Secretary of the Investment Adviser
                                    (since 1995) and Vice President and
                                    General Counsel of GAMCO Investors,
                                    Inc. (since 1993); Secretary of the
                                    registered investment companies advised
                                    by the Investment Adviser and its
                                    affiliates; Branch Chief of the
                                    Securities and Exchange Commission
                                    Northeast Regional Office, 1992-1993

_______________
 *    "Interested person" of the Registrant, as defined in the 1940 Act.
 Mr. Mario Gabelli is an "interested person" of the Registrant as a result of his employment as an officer of the Registrant and the Investment Adviser. Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer. Mr. POEhl is a director of the parent company of the Investment Adviser. Mr. Zizza may be an "interested person" as a result of his previous association within the last three years with Binnings Building Products, Inc., an entity which was controlled by GLI, Inc., an affiliate of the Investment Adviser.

 (1)    Trustee of The Gabelli Asset Fund.
 (2)    Trustee of The Gabelli Growth Fund.
 (3)    Director of The Gabelli Value Fund Inc.
 (4)    Director of The Gabelli Convertible Securities Fund, Inc.
 (5)    Director of Gabelli Equity Series Funds, Inc.
 (6)    Director of The Gabelli Money Market Funds
 (7) Director of Gabelli Investor Funds, Inc.(8)Director of Gabelli Global Series Funds, Inc.
 (9)    Director of Gabelli Gold Fund, Inc.
 (10)   Trustee of The Gabelli Global Multimedia Trust Inc.
 (11)   Director of Gabelli Capital Series Funds
 (12)   Director of Gabelli International Growth Fund, Inc.
 (13)   Director of the Treasurer's Fund, Inc.
 (14)   Director of the Gabelli Westwood Funds
 (15)   Director of the Gabelli Equity Trust Inc. (the "Equity Trust")

           The Board of Trustees of the Registrant are divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of trustees of the Registrant will expire. However, to ensure that the term of a class of the Registrant's trustees expires each year, one class of the Registrant's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter. The terms of Messrs. Conn, John Gabelli, POEhl and Pustorino as trustees of the Registrant expire in 2000; the terms of Messrs. Bratter, Christiana, Enright and Mario Gabelli as
 trustees of the Registrant expire in 2001;   The terms of Messrs.
 Callaghan, Fahrenkopf and Zizza as trustees of the Registrant expire in 2002; See "Certain Provisions of the Declaration of Trust and the By-Laws of the Registrant" in Item 10.1.

 NON-RESIDENT TRUSTEES

           Karl Otto POEhl, a trustee of the Registrant, resides outside the United States and substantially all of his assets are located outside the United States. Mr. POEhl has not authorized an agent in the United States to receive notice of service of process. Consequently, it may be difficult for shareholders to effect service of process upon him within the United States or to realize against him upon judgments of courts in the United States predicated upon civil liability under the United States federal securities laws. In addition, it is not certain that civil liabilities predicated upon the U.S. federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in German courts.

           The Registrant will pay each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

 Item 19.  Control Persons and Principal Holders of Securities

           Ten thousand (10,000) shares of the Registrant's Common Stock, par value $.001, are presently issued and outstanding and are owned, beneficially and of record, by the Equity Trust. These shares were issued on February 26, 1999 in respect of the Equity Trust's contribution to the Registrant of the $100,000 of initial capital needed to satisfy the requirements of Section 14(a) of the 1940 Act.

           The Equity Trust commenced operations in August 1986 and is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Investment Adviser also serves as the investment adviser to the Equity Trust.

           The Board of Directors of the Equity Trust and its shareholders have approved the contribution of a segment of the Equity Trust's assets having a value of approximately $75 million of the Equity Trust's net assets to the Registrant, in exchange for additional shares of common stock of the Registrant (the "Transaction"). (It is anticipated that the contributed assets will consist largely or exclusively of cash and short-term fixed income instruments). All the shares of the common stock of the Registrant will then be distributed by the Equity Trust to its shareholders at a rate of one share of Registrant common stock for every fourteen shares held of the Equity Trust.

 Item 20.  Investment Advisory and Other Services

           Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Registrant in accordance with its stated investment objective and policies, makes investment decisions for the Registrant, places orders to purchase and sell securities on behalf of the Registrant and manages its other business and affairs, all subject to the supervision and direction of the Registrant's Board of Trustees. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Registrant's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Registrant's books and records, preparing reports to the Registrant's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Registrant, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Registrant under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense. For its services, the Investment Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Registrant.

           The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Registrant under the Advisory Agreement, the Registrant pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Registrant.

           The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Registrant. As part of the Advisory Agreement, the Registrant has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Registrant, the Registrant will change its name to one not including "Gabelli."

           Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Registrant until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Registrant's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940
 Act) of the Registrant's outstanding shares.

           CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR Boston Safe located at One Boston Place, Boston, Massachusetts 02108, will serve as the custodian of the Registrant's assets pursuant to a custody agreement. Under the custody agreement, Boston Safe will hold the Registrant's assets in compliance with the 1940 Act. For its custody services, Boston Safe will receive a monthly fee based upon the average value of the total assets of the Registrant, plus certain charges for securities transactions.

           State Street will serve as the Registrant's dividend disbursing agent, as agent of the Plan and as transfer agent and registrar for shares of Registrant's Common Stock.

      INDEPENDENT PUBLIC ACCOUNTANTS.    PricewaterhouseCoopers LLP,
 independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Registrant and will annually render an opinion on the financial statements of the Registrant.

 Item 21.  Brokerage and Allocation and Other Practices

           Subject to policies established by the Board of Trustees of the Registrant, the Investment Adviser is responsible for placing purchase and sales orders and the allocation of brokerage on behalf of the Registrant. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Registrant. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Registrant's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Registrant a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Registrant has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Registrant, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Registrant does not necessarily pay the lowest commission available.

 Item 22.  Tax Status

           The following is a summary of the material federal tax considerations affecting the Registrant and its shareholders. In addition to the considerations described below, which are applicable to any investment in the Registrant, there may be other federal, state, local or foreign tax considerations applicable to particular investors. Prospective shareholders are urged to consult their tax advisors with respect to the consequences to them of an investment in the Registrant.

           The Registrant intends to elect and qualify to be treated as a regulated investment company under the Code. Accordingly, if the Registrant continues to qualify and distributes each year, in a timely manner, at least 90% of its "investment company taxable income" as defined in the Code (in general, taxable income excluding long-term capital gains), then the Registrant will not be subject to federal income tax on the portion of the taxable income and gain it distributes to its shareholders. The Registrant will be subject to tax at regular corporate rates on any undistributed ordinary income or net capital gain. In addition, if the Registrant distributes, in a timely manner (or treats as "deemed distributed" as described below), 98% of its net capital gain income for each one year period ending on October 31 (or December 31, if so elected by the Registrant), and distributes 98% of its investment company taxable income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income. The Registrant intends to make such distributions as are necessary to avoid the application of this excise tax.

           For any period in which the Registrant qualifies as a regulated investment company, distributions to shareholders of ordinary income and any distributions of net short-term capital gains generally will be taxable to shareholders as ordinary income (and not as short-term capital gains) to the extent such distribution is out of the Registrant's current and accumulated earning and profits, whether paid in cash or reinvested in the shares of the Registrant. Distributions by either the Registrant of net long-term capital gains (designated by the Registrant as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder's holding period in its shares.

           CAPITAL GAIN DISTRIBUTIONS. Dividends received by a corporate shareholder from the Registrant will generally qualify for the federal dividends-received deduction for domestic corporate shareholders to the extent the dividends do not exceed such shareholder's pro rata portion of the aggregate amount of dividends received by the Registrant from qualified domestic corporations for the taxable year. Capital gain dividends will not qualify for a dividend-received deduction. Furthermore, if securities are held by the Registrant (i) for less than 46 days (90 days in the case of certain preferred stock), (ii) are "debt-financed" (generally, acquired with borrowed funds), or (iii) are subject to certain forms of hedges, the portion of the dividends, paid by the Registrant to their respective shareholders, that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

           To the extent that the Registrant retains any net long-term capital gains, the Registrant may designate such gains as "deemed distributions" and pay a tax thereon for the benefit of their respective shareholders. In that event, the shareholders report their share of the Registrant's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Registrant. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Qualified pension and profit sharing funds, certain trusts and other organizations or persons not subject to federal income tax on capital gains and certain non-resident alien individuals and foreign corporations would be entitled to a refund of their pro rata share of such taxes paid by the Registrant upon filing appropriate returns or claims for refund with the proper tax authorities.

 Item 23.  Financial Statements

           The statement of assets and liabilities of the Registrant as of March 29, 1999 and the report of independent accountants with respect thereto are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 as filed with the Commission on March 30, 1999.

 PART C - OTHER INFORMATION

 Item 24.  Financial Statements and Exhibits

 1.        Financial Statements

 (a)       Statement of Assets and Liabilities as of March 29, 1999**

 (b)       Report of Independent Accountant**

 2.        Exhibits

 (a)       Amended and Restated Agreement and Declaration of Trust of
           Registrant*

 (b)       By-Laws of Registran*

 (c)       Not applicable

 (d)       Form of Registrant's Common Stock Certificate**

 (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant

 (f)       Not applicable

 (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC**

 (h)       Not applicable

 (i)       Not applicable

 (j)(1) Form of Custodian Contract between Registrant and Boston Safe Deposit and Trust Company**

 (j)(2) Form of Custodian Fee Schedule between Registrant and Boston Safe Deposit and Trust Company**

 (k)(1) Form of Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust
           Company**

 (k)(2) Form of Transfer Agent and Registrar Service Fee Agreement between Registrant and State Street Bank and Trust
           Company**

 (l)       Not applicable

 (m)       Not applicable

 (n)       Consent of PricewaterhouseCoopers LLC*

 (o)       Not applicable

 (p) Purchase Agreement dated March 29, 1999 between Registrant and the Equity Trust Inc.**

 (q)       Not applicable

 (r)       Financial Data Schedule**

 -------------------
 *   Filed herewith
** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14, filed with the Commission on March 30, 1999.

  Item 25.  Marketing Arrangements

           Not applicable.

 Item 26.  Other Expenses of Issuance and Distribution

           Not applicable.

 Item 27.  Persons Controlled or Under Common Control

           Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Growth Fund and The Gabelli Westwood Funds, each a Massachusetts Business Trust, The Gabelli Money Market Funds, a Delaware Business Trust, The Gabelli Equity Trust, The Gabelli Global Multimedia Trust Inc., The Gabelli Value Fund Inc., The Gabelli Investor Fund, Inc., Gabelli Capital Series Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli International Growth Fund, Inc., Gabelli Gold Fund, Inc. and Gabelli Equity Series Funds, Inc., each a Maryland corporation.

 Item 28.  Number of Holders of Securities

           As of May 21, the Equity Trust was the sole holder of Common
 Stock.

 Item 29.  Indemnification

           The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Trustees Liability" in Item 10.1.

           Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

 Item 30.  Business and Other Connections of Investment Adviser

           The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

 Item 31.  Location of Accounts and Records

           Gabelli Funds, LLC
           One Corporate Center
           Rye, New York  10580

           Boston Safe Deposit and Trust Company
           One Boston Place
           Boston, Massachusetts  02108


 Item 32.  Management Services

           Not applicable.

 Item 33.  Undertaking

           Not applicable.

                                 SIGNATURE

           Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York on 21st day of May, 1999.

                               THE GABELLI UTILITY FUND


                               By:-----------------------------------
                                   Bruce N. Alpert
                                   Vice President and Treasurer